IMMUCELL CORPORATION

EXHIBIT 32

SECTION 1350 CERTIFICATIONS, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of ImmuCell Corporation (the “Company”) for the period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael F. Brigham, President, Chief Executive Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition, results of operations and cash flows of the Company.

/s/ Michael F. Brigham

Michael F. Brigham

President, Chief Executive Officer and Treasurer

March 27, 2007

A signed original of this written statement required by Section 906 has been provided to ImmuCell Corporation and will be retained by ImmuCell Corporation and furnished to the Securities and Exchange Commission or its staff upon request.